UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 18, 2008

Alon USA Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32567	74-2966572
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7616 LBJ Freeway, Suite 300, Dallas, Texas		75251
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 367-3600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On February 18, 2008, Alon USA Energy, Inc. (the "Company") issued a press release regarding the explosion at the Company's Big Spring, Texas refinery, a copy of which is filed as Exhibit 99.1 hereto. A subsequent press release providing an update regarding the explosion was issued by the Company on February 19, 2008. This subsequent press release is filed herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated February 18, 2008.
99.2 Press Release dated February 19, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alon USA Energy, Inc.

February 19, 2008	By:	Harlin R. Dean

Name: Harlin R. Dean
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 18, 2008
99.2	Press Release dated February 19, 2008